Exhibit 9   Power of Attorney

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                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                POWER OF ATTORNEY


GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Pamela S. Schutz, Selwyn L. Flournoy, Jr. and Patricia L. Dysart, (with full power to each of them to act alone) as his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its secretary, and the undersigned officers and directors have each executed such power of attorney, as of April 15, 1999.

                      GE LIFE AND ANNUITY ASSURANCE COMPANY




                                    BY /s/ Pamela S. Schutz
                                       --------------------
                                       Pamela S. Schutz
                                       President and Chief Operating Officer


ATTEST:


/s/ Patricia L. Dysart
------------------------------

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Name                                      Title


/s/ Ronald V. Dolan                       Director and Chief Executive Officer
--------------------
Ronald V. Dolan


/s/ Pamela S. Schutz                      Director and Chief  Operating Officer
--------------------
Pamela S. Schutz


/s/ Richard P. McKenney                   Chief Financial Officer
-----------------------
Richard P. McKenney


/s/ Kelly Groh                            Controller
----------------
Kelly Groh


/s/ Selwyn L. Flournoy, Jr.               Director
---------------------------
Selwyn L. Flournoy, Jr.


/s/ Robert D. Chinn.                      Director
---------------------
Robert D. Chinn.


/s/ Geoffrey S. Stiff                     Director
----------------------
Geoffrey S. Stiff


/s/ Victor C. Moses                       Director
--------------------
Victor C. Moses